UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2015

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

The information under Item 5.03 is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 6, 2015, at the 2015 Annual Meeting of Shareholders of The Dun & Bradstreet Corporation (the “Company), the Company’s shareholders approved a proposal to amend the Company’s Restated Certificate of Incorporation and Fourth Amended and Restated By-Laws, as amended (jointly, the “Amendments”), to reduce the ownership threshold required for shareholders to call a special meeting from holders of record of not less than forty percent (40%) of the voting power of all outstanding shares of common stock of the Company to twenty-five percent (25%). The Amendments became effective upon the Company’s filing of a Certificate of Amendment of the Restated Certificate of Incorporation (“Certificate of Amendment”) with the Secretary of State of the State of Delaware on May 6, 2015.

A summary of the Amendments was included in Proposal No. 5 in the Company’s 2015 Proxy Statement. The above description and the summary contained in the 2015 Proxy Statement are qualified by and subject to the full text of the Certificate of Amendment and the Restated By-Laws, which are included in this Current Report on Form 8-K as Exhibits 3.1 and 3.2 respectively, and are incorporated herein by reference.

On May 6, 2015, after the 2015 Annual Meeting of Shareholders of the Company, the Board of Directors further approved a Restated Certificate of Incorporation, which restates and integrates the Certificate of Incorporation as amended to date. The Restated Certificate of Incorporation is included in this Current Report on Form 8-K as Exhibit 3.3, and is incorporated herein by reference. Such Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 6, 2015 after the Certificate of Amendment was filed.

Item 5.07.	Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Shareholders was held on May 6, 2015. At such meeting, 32,329,647 shares of our common stock were represented in person or by proxy, which was equal to 89.72% of the issued and outstanding shares entitled to vote at the meeting.

The matters voted upon and the results of the vote were as follows:

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The nine directors listed below were elected to one-year terms, which will expire at the 2016 Annual Meeting of Shareholders.

	Number of Shares
Nominee	For	Against	Abstain

Robert P. Carrigan	30,216,932	44,371	56,075

Christopher J. Coughlin	30,003,563	220,749	93,066

L. Gordon Crovitz	30,136,579	87,540	93,259

James N. Fernandez	30,076,744	147,166	93,468

Paul R. Garcia	30,099,262	124,877	93,239

Anastassia Lauterbach	30,158,576	66,767	92,035

Thomas J. Manning	30,171,465	43,622	102,291

Sandra E. Peterson	29,921,564	307,121	88,693

Judith A. Reinsdorf	30,140,520	122,686	54,172

There were 2,012,269 Broker Non-Votes on Proposal No. 1 relating to each director.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2015 was ratified as follows: 31,978,058 voted in favor; 313,071 voted against; and 38,518 abstained.

There were no Broker Non-Votes on Proposal No. 2.

PROPOSAL NO. 3

ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

(SAY ON PAY)

The advisory vote on executive compensation as disclosed in the proxy materials for our Annual Meeting of Shareholders was approved as follows: 29,534,617 voted in favor; 582,252 voted against; and 200,509 abstained.

There were 2,012,269 Broker Non-Votes on Proposal No. 3.

PROPOSAL NO. 4

APPROVAL OF THE DUN & BRADSTREET CORPORATION 2015 EMPLOYEE STOCK PURCHASE PLAN

The Dun & Bradstreet Corporation 2015 Employee Stock Purchase Plan as disclosed in the proxy materials for our Annual Meeting of Shareholders was approved as follows: 30,103,421 voted in favor; 96,970 voted against; and 116,987 abstained.

There were 2,012,269 Broker Non-Votes on Proposal No. 4.

PROPOSAL NO. 5

APPROVAL OF AMENDMENTS TO THE COMPANY’S CERTIFICATE OF

INCORPORATION AND BY-LAWS TO REDUCE THE AGGREGATE OWNERSHIP

PERCENTAGE REQUIRED FOR HOLDERS OF THE COMPANY’S COMMON STOCK

TO CALL A SPECIAL MEETING OF SHAREHOLDERS FROM 40% TO 25%

Amendments to the Company’s Certificate of Incorporation and By-laws to reduce the aggregate ownership percentage required for holders of the Company’s common stock to call a special meeting of shareholders from 40% to 25% was approved as follows: 26,685,276 voted in favor; 3,542,615 voted against; and 89,487 abstained.

There were 2,012,269 Broker Non-Votes on Proposal No. 5.

PROPOSAL NO. 6

SHAREHOLDER PROPOSAL REQUESTING THE BOARD TO TAKE THE STEPS

NECESSARY TO AMEND THE COMPANY’S GOVERNING DOCUMENTS TO GIVE

HOLDERS IN THE AGGREGATE OF 10% OF THE OUTSTANDING COMMON STOCK THE

POWER TO CALL A SPECIAL MEETING

The shareholder proposal requesting our Board to take the steps necessary to amend the Company’s governing documents to give holders in the aggregate of 10% of the Company’s outstanding common stock the power to call a special meeting of shareholders was not approved as follows: 13,760,035 voted in favor; 16,418,435 voted against; and 138,908 abstained.

There were 2,012,269 Broker Non-Votes on Proposal No. 6.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

3.1	Certificate of Amendment of the Restated Certificate of Incorporation of The Dun & Bradstreet Corporation, effective May 6, 2015.

3.2	Restated By-Laws of The Dun & Bradstreet Corporation, effective May 6, 2015

3.3	Restated Certificate of Incorporation of The Dun & Bradstreet Corporation, effective May 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Kristin R. Kaldor
Kristin R. Kaldor
Assistant General Counsel and Corporate Secretary

DATE: May 11, 2015